U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: February 12, 2001



                            VEGA-ATLANTIC CORPORATION
        (Exact name of small business issuer as specified in its charter)

                                    COLORADO
              (State or other Jurisdiction as Specified in Charter



        00-27845                                          84-1304106
(Commission file number)                    (I.R.S. Employer Identification No.)



                            4600 South Ulster Street
                                    Suite 240
                             Denver, Colorado 80237
                    (Address of Principal Executive Offices)

                                 (800) 721-0016
                           (Issuer's telephone number)

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Item 1. Changes in Control of Registrant

     (a) On December 27, 2000, the board of directors of Vega-Atlantic Corporation, a Colorado corporation (the "Company") authorized and approved the issuance to certain entities/individuals an aggregate of 7,976,900 shares of the Company's $0.0001 par value common stock (the "Common Stock") at $0.03 per share for an aggregate consideration of $239,305.66 pursuant to the terms of certain convertible promissory notes and settlement agreements. Such issuance represented approximately 54.7% of the issued and outstanding shares of Common Stock and resulted in a change in control of the Company.

     On December 15, 2000, the Company entered into certain convertible promissory notes (the "Note(s)") with the entity or individual identified below. Pursuant to the terms of the Notes, the holder thereof had the option to convert the principal and accrued interest thereon into shares of the Company's Common Stock at the conversion price of $0.12 per share. The Notes further provided that in the event the Company and its shareholders approved a reclassification involving a reverse stock split, the conversion price would be adjusted. Pursuant to a Definitive Proxy Statement dated November 6, 2000, a shareholders' special meeting was held on December 15, 2000 in which the shareholders of the Company voted and approved a reverse stock split of the Company's Common Stock. Therefore, based upon approval of the reverse stock split by the shareholders and the Company, the conversion price of the Notes were adjusted to and effected at $0.03 per share.

     On December 27, 2000, the following Note holders converted their respective amounts of principal and accrued interest thereon into shares of Common Stock at the conversion price of $0.03 per share:

--------------------------------------------------------------------------------
Name of Noteholder           Aggregate Dollar Amount        Number of Shares of
                                   Converted                Common Stock Issued
--------------------------------------------------------------------------------

Newport Capital Corp.             $ 29,601.59                     986,759
P.O. Box W-960
St. Johns, Antigua

Calista Capital Corp.             $ 27,500.00                     916,700
P.O. Box W-961
St. Johns, Antigua

Pacific Rim Financial, Inc.       $ 25,000.00                     833,300
60 Market Square
P.O. Box 364
Belize City, Belize

Alexander W. Cox                  $ 99,075.31                   3,302,510
428 - 755 Burrard Street
Vancouver, British Columbia
Canada V6Z 1X6

Rising Sun Capital Corp.          $ 20,000.00                     666,700
5000 Birch Street
Suite 4000
Newport Beach, California 92660

Roy Hunter                        $  9,000.00                     300,000
RR #5
Dunnville, Ontario
Canada N1A 2W7

NPN Corp.                         $ 18,000.00                     600,000
19 Clarissa Drive
Syossett, New York 11791

Total                             $228,176.90                   7,605,969

--------------------------------------------------------------------------------

     On December 27, 2000, the board of directors of the Company approved and authorized certain settlement agreements (the "Settlement Agreement(s)") with the entity or individual identified below. Pursuant to the Settlement Agreements, the Company agreed to issue shares of its Common Stock at $0.03 per share as payment and settlement of amounts due and owing for interest accrued on previous advances made to the Company. In accordance with the Settlement Agreements, on December 27, 2000, the Company issued shares of its Common Stock at $0.03 per share to the following creditors:

--------------------------------------------------------------------------------
Name of Creditor              Amount of Accrued Interest     Number of Shares of
                                                             Common Stock Issued
--------------------------------------------------------------------------------

Newport Capital Corp.                $ 3,004.23                   100,141
P.O. Box W-960
St. Johns, Antigua

Alexander W. Cox                     $ 8,124.53                   270,790
428 - 755 Burrard Street
Vancouver, British Columbia
Canada V6Z 1X6

Total                                $11,128.76                   370,931

--------------------------------------------------------------------------------


     (b) As a result of the issuance of 7,976,900 shares of Common Stock on December 27, 2000, which represented approximately 54.7% of the issued and outstanding shares of Common Stock, there was a change in control of the Company. The following table sets forth the name and address, as of the date of this Report, and the approximate number of shares of Common Stock owned of record or beneficially by each person who owned of record, or was known by the Company to own beneficially, more than five percent (5%) of the Company's Common Stock, and the name and shareholdings of each officers and director, and all officers and directors as a group.
--------------------------------------------------------------------------------
                                                                             (1)
Title of Class          Name and Address of        Amount and Nature  Percent of
                        Beneficial Owner                of Class         Class
--------------------------------------------------------------------------------
                                                                (2)
Common Stock            Alexander W. Cox                4,323,300       29.6%
                        428 - 755 Burrard Street
                        Vancouver, British Columbia
                        Canada V6Z 1X6
                                                                (2)
Common Stock            Newport Capital Corp.           1,308,006        8.9%
                        P.O. Box W-960
                        St. Johns, Antigua
                                                                (2)
Common Stock            Pacific Rim Financial, Inc.     1,195,800        8.2%
                        60 Market Square
                        P.O. Box 364
                        Belize City, Belize
                                                                (2)
Common Stock            Calista Capital Corp.           1,316,950        9.0%
                        P.O. Box W-961 St.
                        Johns, Antigua

Common Stock            All officers and directors          5,000       .003%
                        as a group (3 persons)
--------------------------------------------------------------------------------

     (1)
     As a result of the reverse stock split, the number of issued and outstanding shares of Common Stock is 14,588,405.

     (2)
     These are restricted shares of Common Stock with the exception: (i) of the 7,323,300 shares held by Alexander W. Cox, 3,000,000 shares are free trading;
(ii) of the 1,316,950 shares held by Calista Capital Corp., 400,250 are free trading; and (iii) of the 1,308,006 shares held by Newport Capital Corp., 13,031 are free trading.

     There are no arrangements or understandings among the entities and individuals referenced above or their respective associates concerning election of directors or other any other matters which may require shareholder approval.

Items 2, 3, 4, 5, 6 and 8 not applicable.

Item 7. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

         Not Applicable.

     (b) Pro Forma Financial Information.

         Not Applicable.

     (c) Exhibits.

     10.6 Convertible Promissory Note between Vega-Atlantic Corporation and Newport Capital Corp. dated December 15, 2000.

     10.7 Convertible Promissory Note between Vega-Atlantic Corporation and Calista Capital Corp. dated December 15, 2000.

     10.8 Convertible Promissory Note between Vega-Atlantic Corporation and Pacific Rim Financial, Inc. dated December 15, 2000.

     10.9 Convertible Promissory Note between Vega-Atlantic Corporation and Rising Sun Capital Corp. dated December 15, 2000.

     10.10 Convertible Promissory Note between Vega-Atlantic Corporation and Alexander Cox dated December 15, 2000.

     10.12 Convertible Promissory Note between Vega-Atlantic Corporation and NPN Corp. dated December 15, 2000.

                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            VEGA-ATLANTIC CORPORATION


Date: February 13, 2001                     By: /s/ Grant Atkins
                                            Grant Atkins, President


Date: February 13, 2001                     By: /s/ Herb Ackerman
                                            Herb Ackerman, Secretary